Q3 2020 Financial Results October 26, 2020 Exhibit 99.2

Forward Looking Statements and Other Disclosures This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements may include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (the “Company,” “ARI,” “we,” “us” and “our”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: the macro- and micro-economic impact of the COVID-19 pandemic; the severity and duration of the COVID-19 pandemic; actions taken by governmental authorities to contain the COVID-19 pandemic or treat its impact; the impact of the COVID-19 pandemic on our financial condition, results operations, liquidity and capital resources; ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; the timing and amounts of expected future fundings of unfunded commitments; and the return on equity, the yield on investments and risks associated with investing in real estate assets including changes in business conditions and the general economy. The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in ARI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2020, June 30, 2020 and September 30, 2020 and other filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Operating Earnings and Operating Earnings per share. Please refer to page 18 for a definition of “Operating Earnings” and the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures set forth on page 17. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future returns. Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by ARI. Unless the context requires otherwise, references in this presentation to “Apollo” refer to Apollo Global Management, Inc., together with its subsidiaries, and references in this presentation to the “Manager” refer to ACREFI Management, LLC, an indirect subsidiary of Apollo Global Management, Inc.

ARI Q3 2020 Highlights at a Glance See footnotes on page 18 $0.36 Operating Earnings1 per share of Common Stock $6.4 Billion Global CRE Debt Portfolio 84% First Mortgage Loans 1.7x Debt / Equity Ratio2 0.6x Price / Book Ratio3 $450 Million Liquidity 15.5% Dividend Yield4 $0.35 Dividend per share of Common Stock

Liquidity Summary Results See footnotes on page 18 Excludes benefit of forward points on currency hedges related to loans denominated in currencies other than USD Excludes loans on non-accrual Financial Results Capitalization Loan Portfolio Net interest income of $68.6 million Net income available to common stockholders of $46.0 million, or $0.31 per diluted share of common stock Operating Earnings1 excluding realized loss on investments of $53.9 million, or $0.36 per diluted share of common stock Declared a common stock dividend of $0.35 per share for Q3 2020, resulting in a 97% payout ratio During Q3 2020, repurchased a total of 5.0 million shares of common stock for $45.5 million at a weighted average price of $9.01 per share Year-to-date, repurchased a total of 13.8 million shares (including 5.0 million shares during Q3) of common stock for $119.2 million at a weighted average price of $8.60 per share Total loan portfolio of $6.4 billion Weighted average unlevered all-in yield6,a of 6.2% 95% of loans have floating interest rates 90% of US floating-rate loans have in-the-money LIBOR floors with a weighted average of 1.48%b Ended quarter with $438 million in cash on hand and $12 million of approved and undrawn credit capacity In July, sold a £97.5 million mortgage loan secured by a residential for-sale property in London, UK to a third party at 99.5% of par; eliminated London residential for-sale risk As of October 23, 2020, unencumbered loan assets of $1.0 billion5

Book Value per Share7 Growth Dividend Coverage and Growth in Book Value per Share See footnotes on page 18 Represents Operating Earnings1 per share to common dividends declared per share Dividend Coverage Ratioa Book Value per Share7 Roll Forward

Capital Structure Overview See footnotes on page 18 Capital Structure Detail Capital Stack Composition ($ in mm) 11 12 10 13 ~64% W.A. Advance Rate Across Secured Debt Obligations 1.7x Debt-to-Equity Ratio2 2.1x Fixed Charge Coverage8 Secured Debt Obligations Common Equity Book Value Convertible Notes Term Loan B Preferred Stock Subject to the greater of (i) a rate per annum equal to three-month LIBOR plus 6.46% and (ii) 8.00% Book value per share as of 9/30/20 including General CECL Reserve was $15.00 9 b $3,478 (50%) $494 (7%) $575 (8%) $169 (3%) $2,192 (32%) a

See footnotes on page 18 Liquidity ($ in mm) Cash on hand Approved & Undrawn Credit Capacity Represents amounts approved and undrawn under secured credit facilities. While these amounts were previously contractually approved and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts a Primary Uses of Liquidity since 3/31 $242 million gross add-on fundings ($172 million net of secured credit facility advances) $119 million of share repurchases $117 million ($183 million year-to-date) of secured credit facility deleveraging 13 ARI continues to maintain strong levels of liquidity 13

($ in mm) 9/30/2020 6/30/2020 Number of Loans 70 Loans 71 Loans Carrying value, net $6,437 $6,388 Invested Net Equity, at Cost15 $2,959 $2,948 Weighted Average Unlevered All-in Yield on Loan Portfolio6,a 6.2% 6.7% Weighted Average Remaining Fully-Extended Term16 2.9 Years 3.1 Years Weighted Average Portfolio Risk Rating16 3.1 3.1 Weighted Average U.S. Portfolio LIBOR Floorb 1.22% 1.17% Loan Position by Invested Net Equity at Amortized Cost Loan Portfolio Overview See footnotes on page 18 Loan Position at Amortized Cost 14 14 Excludes benefit of forward points on currency hedges related to loans denominated in currencies other than USD Excludes loans on non-accrual

New York City 37% West 11% Midwest 9% Southeast 9% Southwest 3% Northeast 2% Loan Portfolio Diversification See footnotes on page 18 ($ in mm) Other geographies include: Southwest (3%), Northeast (2%), Mid-Atlantic (1%), and Other International (<1%) Other property types include: Multifamily (3%), Mixed Use (3%), and Retail Center (2%) Note: Map does not show locations where percentages are 1% or lower Italy 2% United Kingdom 18% Spain 4% Germany 3% b a 13, 17

See footnotes on page 18 Senior Loan Portfolio Overview (Page 1 of 2) ($ in mm) 18 11, 16

See footnotes on page 18 Senior Loan Portfolio Overview (Page 2 of 2) ($ in mm) 11, 16 18 18 18 13 18

Subordinate Loan14 Portfolio Overview Sold a subordinate position subsequent to quarter end In the form of a single-asset, single-borrower CMBS ($ in mm) See footnotes on page 18 18 20,b b 19 19 12 11, 16 18 a 13,17 13 20

Q3 Business Update Summary of Repayments and Sales Subsequent Events In July, sold a £97.5 million mortgage loan secured by a residential for-sale property in London, UK to a third party; resulted in net sale proceeds of $36.6 millionb (99.5% of par) after repayment of associated Credit Suisse secured credit facility $21.6 million in partial loan repayments from a combination of deleveraging and condo sales proceeds In October, sold, at par, a $25.0 million subordinate position of a $108.3 million ($110.0 million commitment) senior mezzanine loan secured by a residential for-sale property in New York, to a third party $33.0 million in add-on fundings, $20.9 million of which were for mortgage loans and $12.1 million of which were for subordinate loans, with $6.5 million in expected secured credit facility advances (20% of fundings)c Excludes loans on non-accrual Conversion to USD on date of funding Subject to, in certain cases, approval of lender Portfolio Strong third quarter collections of interest payments due (100%a received; 3% of which were deferred related to forbearance agreements), with October expected to be 100% and 2%, respectively Completed $96.8 million of gross add-on fundings during the quarter ($69.6 million net of secured credit facility advances) In July, refinanced an existing $68.0 million mezzanine loan into $68.0 million of a $110.8 million mortgage loan, and subsequently financed the unencumbered loan asset, resulting in proceeds of $44.2 million

Future Fundings and Maturities Profile See footnotes on page 18 Fully Extended Loan Maturities11,22 ($ in mm) Expected Future Fundings21 Rest of Year Future Fundings (as of October 23rd) Net of expected secured credit facility advances and carry costs in the form of interest (net of advances) payable to ARI ($ in mm) Expected Gross Future Fundings Beyond 2020 ($ in mm) a

Appendix

(in thousands - except share data) September 30, 2020 December 31, 2019 f Assets: Cash and cash equivalents $438,234 $452,282 Commercial mortgage loans, net a,b 5,427,945 5,326,967 Subordinate loans and other lending assets, net b 1,009,092 1,048,126 Derivative assets, net 13,654 — Other assets 43,644 52,716 Loan proceeds held by servicer — 8,272 Total Assets $6,932,569 $6,888,363 Liabilities and Stockholders' Equity Liabilities: Secured debt arrangements, net (net of deferred financing costs of $12,746 and $17,190 in 2020 and 2019, respectively) $3,465,337 $3,078,366 Convertible senior notes, net 564,611 561,573 Senior secured term loan, net (net of deferred financing costs of $7,565 and $7,277 in 2020 and 2019, respectively) 484,191 487,961 Accounts payable, accrued expenses and other liabilities c 89,222 100,712 Payable to related party 9,927 10,430 Derivative liabilities — 19,346 Total Liabilities $4,613,288 $4,258,388 Stockholders’ Equity: Preferred stock, $0.01 par value, 50,000,000 shares authorized: Series B preferred stock, 6,770,393 shares issued and outstanding ($169,260 liquidation preference) $68 $68 Common stock, $0.01 par value, 450,000,000 shares authorized, 143,288,347 and 153,537,296 shares issued and outstanding in 2020 and 2019, respectively 1,433 1,535 Additional paid-in-capital 2,739,851 2,825,317 Accumulated deficit (422,071) (196,945) Total Stockholders’ Equity $2,319,281 2,629,975 Total Liabilities and Stockholders’ Equity $6,932,569 $6,888,363 Consolidated Balance Sheets Includes $5,405,220 and $4,852,087 pledged as collateral under secured debt arrangements in 2020 and 2019, respectively Net of $236,207 CECL Allowances in 2020, comprised of $196,931 Specific CECL Allowance and $39,276 General CECL Allowance. Net of $56,981 provision for loan loss in 2019 Includes $3,595 of General CECL Allowance related to unfunded commitments on commercial mortgage loans, subordinate loans and other lending assets, net in 2020

(in thousands - except share and per share data) Three months ended September 30, Nine months ended September 30, 2020 2019 2020 2019 Net interest income: Interest income from commercial mortgage loans $74,522 $81,136 $232,018 $236,880 Interest income from subordinate loans and other lending assets 28,857 43,421 95,491 125,303 Interest expense (34,824) (39,341) (113,527) (109,147) Net interest income $68,555 $85,216 $213,982 $253,036 Operating expenses: General and administrative expenses (includes equity-based compensation of $4,212 and $12,727 in 2020 and $3,889 and $12,084 in 2019, respectively) (6,624) (5,839) (19,580) (18,564) Management fees to related party (9,927) (10,434) (30,152) (30,306) Total operating expenses ($16,551 ) ($16,273 ) ($49,732 ) ($48,870 ) Other income 128 429 1,479 1,431 Realized loss on investments (1,037) — (17,442) (12,513) Reversal of (provisions for) loan losses a 6,342 (35,000) (151,954) 20,000 Foreign currency translation gain (loss) 27,002 (19,129) (8,388) (20,012) Gain (loss) on foreign currency forward contracts (includes unrealized gains (losses) of ($35,076) and $18,356 in 2020 and $16,227 and $12,029 in 2019, respectively) (34,537) 24,153 32,959 28,619 Loss on interest rate hedging instruments (includes unrealized gains (losses) of ($564) and $14,644 in 2020 and ($10,307) and ($23,420) in 2019, respectively) (564) (10,307) (39,207) (23,420) Net income (loss) $49,338 $29,089 ($18,303 ) $158,271 Preferred dividends (3,385) (3,385) (10,155) (15,139) Net income (loss) available to common stockholders $45,953 $25,704 ($28,458 ) $143,132 Net income (loss) per basic share of common stock $0.31 $0.16 ($0.20 ) $0.97 Net income (loss) per diluted share of common stock $0.31 $0.16 ($0.20 ) $0.97 Basic weighted-average shares of common stock outstanding 146,612,313 153,531,678 150,679,773 144,638,237 Diluted weighted-average shares of common stock outstanding 146,612,313 153,531,678 150,679,773 144,638,237 Dividend declared per share of common stock $0.35 $0.46 $1.10 $1.38 Consolidated Statements of Operations Comprised of $550 and ($139,950) of Specific CECL Reversal (Allowance) and $5,792 and ($12,004) of General CECL Reversal (Allowance) for the three and nine months ended September 30, 2020, respectively

# Reconciliation of GAAP Net Income to Operating Earnings[1]

| *(in thousands - except share and per share data)* | Three months ended September 30 | | Nine months ended September 30 | |
|---|---|---|---|---|
| **Operating Earnings[1]:** | **2020** | **2019** | **2020** | **2019** |
| **Net income (loss) available to common stockholders:** | **$45,953** | **$25,704** | **($28,458)** | **$143,132** |
| Adjustments: | | | | |
| Equity-based compensation expense | 4,212 | 3,889 | 12,726 | 12,084 |
| Unrealized (gain) loss on interest rate swap | — | 10,307 | (14,470) | 23,420 |
| (Gain) loss on foreign currency forwards | 34,537 | (24,153) | (32,959) | (28,619) |
| Foreign currency (gain) loss, net | (27,002) | 19,129 | 8,388 | 20,012 |
| Unrealized gain on interest rate cap | 564 | — | (174) | — |
| Realized gains (losses) relating to interest income on foreign currency hedges, net | (90) | 870 | 1,254 | 1,614 |
| Realized gains relating to forward points on foreign currency hedges, net | 244 | 1,076 | 3,733 | 3,552 |
| Amortization of the convertible senior notes related to equity reclassification | 777 | 732 | 2,296 | 2,362 |
| Provision for (reversals of) loan losses | (6,342) | 35,000 | 151,954 | 20,000 |
| **Total adjustments** | **$6,900** | **$46,850** | **$132,748** | **$54,425** |
| **Operating Earnings[1]** | **$52,853** | **$72,554** | **$104,290** | **$197,557** |
| Realized loss on investments | 1,037 | — | 17,442 | 12,513 |
| Realized loss on interest rate swap | — | — | 53,851 | — |
| **Operating Earnings[1] excluding realized loss on investments and realized loss on interest rate swap** | **$53,890** | **$72,554** | **$175,583** | **$210,070** |
| **Weighted-average diluted shares – Operating Earnings[1]:** | | | | |
| Weighted-average diluted shares – GAAP | 146,612,313 | 153,531,678 | 150,679,773 | 144,638,237 |
| Weighted-average unvested RSUs | 2,051,311 | 1,839,631 | 2,028,573 | 1,845,086 |
| **Weighted-average diluted shares – Operating Earnings[1]** | **148,663,624** | **155,371,309** | **152,708,346** | **146,483,323** |
| **Operating Earnings[1] Per Share** | **$0.36** | **$0.47** | **$0.68** | **$1.35** |
| **Operating Earnings[1], excluding realized loss on investments and realized loss on interest rate swap, Per Share** | **$0.36** | **$0.47** | **$1.15** | **$1.43** |

See footnotes on page 18

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# Footnotes

1. Operating Earnings is a non-GAAP financial measure that we define as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains (losses), other than (a) realized gains/(losses) related to interest income, and (b) forward point gains/(losses) realized on our foreign currency hedges, (v) the non-cash amortization expense related to the reclassification of a portion of our convertible senior notes to stockholders' equity in accordance with GAAP, and (vi) provision for loan losses and impairments. Please see page 17 for a reconciliation of GAAP net income to Operating Earnings.
2. Represents total debt, less cash and loan proceeds held by servicer divided by total stockholders' equity, adjusted to add back the General CECL Allowance in line with our covenants.
3. Represents closing share price on September 30, 2020 to book value per share, excluding General CECL Allowance as of September 30, 2020.
4. Reflects closing share price on September 30, 2020.
5. Represents loan assets with no asset-specific financing. Pursuant to our Term Loan B agreement, we are required to maintain a ratio of total unencumbered assets to total pari-passu indebtedness of at least 1.25:1. Unencumbered assets are comprised of unencumbered loan assets, cash and other assets.
6. Weighted Average Unlevered All-in Yield on the loan portfolio is based on the applicable benchmark rates as of period end on the floating rate loans and includes accrual of origination, extension, and exit fees. For non-US deals, yield excludes incremental forward points impact from currency hedging.
7. Book value per share of common stock is common stockholders' equity divided by shares of common stock outstanding.
8. Fixed charge coverage is EBITDA divided by interest expense and preferred stock dividends.
9. Unless otherwise noted, represents outstanding principal balance or liquidation preference.
10. Debt balance includes GBP & EUR converted to USD using applicable September 30, 2020 spot rate.
11. Assumes exercise of all extension options.
12. Effective June 2020, ARI entered into a 3-year interest rate cap to cap LIBOR at 0.75%. This effectively limits the all-in coupon on ARI's Term Loan B to a maximum of 3.50%.
13. Amounts and percentages may not foot due to rounding.
14. Includes two subordinate risk retention interests in securitization vehicles classified as Subordinate Loans.
15. Invested Net Equity, at Cost is the carrying value of loans less principal balance of secured debt arrangements; does not include debt secured by proceeds held by servicer.
16. Based on loan amortized cost.
17. Gross of $39.3 million of General CECL Allowance.
18. Amortized cost for these loans is net of the recorded Specific CECL Allowances and impairments.
19. Both loans are secured by the same property.
20. Loan and single-asset, single-borrower CMBS are secured by the same properties.
21. Future funding dates and amounts are based upon the Manager's estimates, which are derived from the best information available to the Manager at the time. There is no assurance that the payments will occur in accordance with these estimates or at all, which could affect our operating results.
22. Excludes risk rated 5 loans.

APOLLO | Commercial Real Estate Finance

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